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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Five of Anchor National Life Insurance Company, of our report dated November 7, 1997 relating to the financial statements of Anchor National Life Insurance Company, which appears in such prospectus, and of our report dated July 7, 1998 relating to the financial statements of Variable Annuity Account Five of Anchor National Life Insurance Company, which appears in such Statement of Additional Information. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in such Prospectus and Statement of Additional Information, respectively.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
July 24, 1998